UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2016

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15181	04-3363001
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1272 Borregas Avenue

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 822-2000

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 8, 2016, we announced consolidated financial results for the quarter ended June 26, 2016. The press release announcing the results is included as Exhibit 99.1 to this report. Additional information about non-GAAP financial measures included in the press release is included in Exhibit 99.2. Each exhibit is incorporated herein by reference.

Item 9.01	Exhibits

Exhibit 99.1	Press release dated August 8, 2016 announcing financial results for the quarter ended June 26, 2016.

Exhibit 99.2	Additional information about non-GAAP financial measures included in the press release.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: August 8, 2016	/s/ Mark S. Frey
Mark S. Frey
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 8, 2016 announcing financial results for the quarter ended June 26, 2016.

99.2	Additional information about non-GAAP financial measures included in the press release.